Exhibit 99.1

Forward Looking Information

This presentation contains comments and information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding, among other things, the anticipated closing date of the transaction, the expected pro forma effect of the transaction on the earnings per share of Millennium Bankshares, and plans and objectives of Millennium Bankshares’ management for future operations of the combined organization following consummation of the transaction. These forward-looking statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in these forward-looking statements. Factors that might cause such a difference include: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Millennium Bankshares with the Securities and Exchange Commission. Millennium Bankshares and Albemarle First Bank undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Securities Law Matters

This presentation may be deemed to be solicitation material in respect to the proposed transaction between Millennium and Albemarle First Bank pursuant to an Agreement and Plan of Reorganization, dated as of June 9, 2005, as amended, between Millennium Bankshares Corporation and Albemarle First Bank. Filing of this presentation is being made in connection with Rules 165 and 425 promulgated by the Securities and Exchange Commission.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED

TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MILLENNIUM BANKSHARES CORPORATION, ALBEMARLE FIRST BANK AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Millennium Bankshares Corporation, 1601 Washington Plaza, Reston, Virginia 20190, Attention: Investor Relations (telephone number (703) 464-0100) or Albemarle First Bank, P.O. Box 7704, Charlottesville Virginia 22906, Attention: Thomas M. Boyd, Jr. (telephone number (434) 973-1664).

The directors, executive officers, and certain other members of management of Millennium Bankshares and Albemarle First Bank may be soliciting proxies in favor of the transaction from the companies’ respective shareholders. For information about Millennium Bankshares’ directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by Millennium Bankshares, which is available on its web site and at the address provided in the preceding paragraph.

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Corporate Profile

Founded in 1999 by Carroll C. Markley Headquartered in Reston, Virginia $433 million in assets

Provides full array of banking, mortgage, and securities services through 7 full-service financial centers and 1 loan production office

One of region’s top SBA lenders, Preferred Lender

Traded on NASDAQ – Symbol MBVA

Data as of 6/30/2005

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Leadership Experience

Chairman & CEO: Carroll C. Markley, 39 Years President & COO: Anita Shull CPA, 20 Years CFO: Dale Phelps, 20 Years CCO: Jerry Medlock, 23 years EVP Retail Banking Group: Jack Novak, 30 Years EVP Loan Administration: Keith Law, 24 Years CIO: Greg Oliven, 18 Years HR Director: Pat Somerville, 18 Years Marketing Director: Mark Gould, 12 Years

Data as of 6/30/2005

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Corporate Strategy

We provide our customers with the products and services of a regional bank while providing the higher service level of a community bank

We focus on the high-growth markets of Northern and Central Virginia

Entering Charlottesville with acquisition of Albemarle First

Our immediate focus is integrating Albemarle First’s operations and improving our combined efficiency

We plan to leverage our capital through continued growth in our current markets while limiting new branching activities in the near term

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Attractive Target Markets

Our target markets are projected to experience above-average population and household income growth

Projected Median Household Income Growth 2005-2010

5.00%

10.00%

15.00%

20.00%

25.00%

22.90%

21.77%

19.44%

17.36%

Projected Population Growth 2005-2010

3.00%

6.00%

9.00%

12.00%

15.00%

8.94%

8.48%

10.83%

6.26%

Charlottesville, VA Richmond, VA Washington, DC-VA-MD United States

Source: SNL Financial, Claritas

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Financial Performance

Strengths

Veteran senior management team in place to improve performance Strong commercial loan production capabilities

Our capabilities were enhanced through the recent additions to our commercial lending staff Management and procedures in place to maintain credit quality

Strong capital and loan loss reserve to support future growth

Challenges

Complete deployment of investments in infrastructure Flattening yield curve

Increased focus on generating demand deposits and retail banking

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Summary Financial Information for Millennium Bankshares

YE 2003 YE 2004 1H 2004 1H 2005

Assets 313,396 371,858 361,384 433,260

Loans(1) 218,039 279,181 263,219 292,197

Deposits 272,113 280,833 268,164 304,514

Net Interest Income 9,631 11,217 5,196 6,303

Provision for Loan Loss (687) (271) (108) (379)

Non Interest Income 4,508 8,063 2,403 6,280

Non Interest Expense (11,990) (15,970) (6,603) (10,546)

Pretax Income 1,462 3,039 888 1,658

Income Taxes (497) (1,030) (298) (527)

Net Income 965 2,009 590 1,131

ROAA 0.31 0.59 0.37 0.56

ROAE 6.20 5.44 4.74 4.66

Equity:Assets 5.08 12.67 12.32 11.10

Leverage Ratio 6.65 15.57 16.73 13.40

Reserve:Loans 1.40 1.05 1.12 1.09

Net C/O:Loans 0.51 0.16 0.18 0.08

NIM 3.16 3.37 3.37 3.26

Efficiency Ratio 87.60 82.85 86.88 83.81

(1)	Includes Loans Held for Sale

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Our financial performance compares favorably with other banks started in 1999

Total Assets ($000)

0

100,000

200,000

300,000

400,000

500,000

2000Y

2001Y

2002Y

2003Y

2004Y

1Q2005

Median

Millennium Bankshares

Return on Average Assets

-2.00

-1.00

0.00

1.00

2.00

2000Y

2001Y

2002Y

2003Y

2004Y

1Q2005

Median

Millennium Bankshares

Return on Average Equity

-20

-10

0

10

20

2000Y

2001Y

2002Y

2003Y

2004Y

1Q2005

Median

Millennium Bankshares Millennium Bank

Peer Group consists of 207 banks started in 1999

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Albemarle First Corporate Profile

President & CEO – Thomas M. Boyd, Jr. Assets—$121,527 Loans—$93,670 Deposits—$101,381 Full Service Branches – 3 Date Established – December 28, 1998 Ticker – AFBK

Inside Ownership – 15.73% Number of Shareholders – 1,459 Institutional Ownership – 11.53%

Financial data as of 06/30/2005

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Albemarle First Bank – Summary Financial Information

YE 2003 YE 2004 1H 2004 1H 2005

Assets 106,434 120,626 117,603 121,527

Loans(1) 68,371 92,461 85,764 93,670

Deposits 91,520 99,540 93,556 101,381

Net Interest Income 3,833 4,109 1,935 2,265

Provision for Loan Loss (1,023) (357) (50) (255)

Non Interest Income 638 710 281 269

Non Interest Expense (6,320) (4,309) (2,131) (2,248)

Pretax Income (2,872) 153 34 31

Income Taxes 964 (52) (12) (10)

Net Income (1,908) 101 23 21

ROA (1.91) 0.09 0.04 0.03

ROE 9.49 0.99 0.45 0.39

Equity:Assets 9.52 8.51 8.50 9.31

Leverage Ratio 8.34 7.42 7.47 8.08

Reserve:Loans 1.40 1.30 1.42 1.43

Net C/O:Loans 1.74 0.13 (0.55) 0.25

NIM 4.21 3.86 3.75 3.99

Efficiency Ratio 148.81 89.40 96.25 88.71

(1)	Includes Loans Held for Sale

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Strategic Benefits of Albemarle First Acquisition

Allows us to enter the Charlottesville market with an experienced management team with deep local ties

Current management team and board committed to delivering profitable growth

Charlottesville market has favorable demographics and growth potential

Opportunity for a community bank in a market where super-regional banks control 78% of deposits 29% projected growth in households with income of $50,000+

Acquisition allows Albemarle First’s management to focus on growth

15%-20% near-term balance sheet growth; 10%+ long-term growth potential

Higher legal lending limit allows Albemarle First to compete more effectively for loans

Creates desirable Virginia community bank franchise

Combined franchise has presence in three high-growth Virginia MSAs

(1)	Source: SNL Financial, Claritas

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Albemarle First Acquisition Financial Drivers

Near-Term

Significant cost savings to be achieved primarily through a reduction in Albemarle First’s corporate overhead Leverage capital raised in 2004 offering Leverage IT and corporate infrastructure improvements Higher legal lending limit; ability to repurchase outstanding loan participations NOL tax carryforwards of $4.2 million Sale of Albemarle First’s operations center for estimated $1.2 million

Long-Term

Low-cost deposit base complements Millennium’s funding requirements Capture market share in Charlottesville from super-regionals Participate in the growth of the Charlottesville MSA

Selling Millennium’s small business products to Charlottesville customers

(1)	Source: SNL Financial, Claritas

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Transaction Summary

Deal Terms

Consideration(1) MBVA common stock and/or cash at shareholders’ election

Purchase Price/Share(2) $ 15.80

Announced Value of Acquisition $ 29.7M

Less: Proceeds from Exercise of AFBK Warrants 2.5M

Net Deal Value $ 27.2M

Price/ Book Value 262.5%

Collar Yes

Target Closing December, 2005

Termination Fee $1.0M

Due Diligence Complete

(1) No more than 50% of the total consideration may be in the form of cash. AFBK shareholders may elect to receive Millennium common stock, cash, or a combination of common stock and cash for their Albemarle First common stock, subject to pro ration in the event the aggregate cash elections exceed the 50% maximum (2) Cash component is fixed at $15.80 but value of stock component will fluctuate in the event that Millennium’s average stock price is outside the collar described on page 17

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Millennium Bankshares CORPORATION

Comparable Transactions

	Transaction Multiples	Median Group Multiple	High Group Multiple	Low Group Multiple
Transaction price/LTM EPS	197.80 x	28.13 x	42.59 x	13.47 x
Transaction price/Book value	262.50 %	207.86 %	308.07 %	169.82 %
Transaction price/Tangible book value	262.50 %	226.69 %	327.01 %	177.17 %
Franchise premium/Core deposits	19.20 %	16.63 %	35.88 %	7.89 %
Market Premium	29.67 %	56.14 %	80.54 %	4.12 %

	Transaction Value	Implied Median Value	Implied High Value	Implied Low Value	
Transaction price/LTM EPS	$ 15.80	NM	NM	NM	(1)
Transaction price/Book value	$ 15.80	$ 13.42	$ 19.88	$ 10.96	(2)
Transaction price/Tangible book value	$ 15.80	$ 14.63	$ 21.11	$ 11.44	(2)
Franchise premium/Core deposits	$ 15.80	$ 15.23	$ 25.38	$ 10.62	(3)
Market Premium	$ 15.80	$ 19.05	$ 22.03	$ 12.70	(4)

Includes transactions involving commercial banks acquired in Maryland, North Carolina, Virginia, West Virginia and the District of Columbia with deal values less than $100 million between January 1, 2003 and May 5, 2005; (1) Based on 1,637,137 average diluted shares outstanding as of March 31, 2005 (2) Based on 1,601.182 common shares outstanding as of March 31, 2005 (3) 14.06% of total deposits are non-core deposits as of March 31, 2005 (4) Based upon stock price as of May 6, 2005

Millennium Bankshares Investor Presentation

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NASDAQ: MBVA

Collar Description

20 Trading Days Average Closing Price

$6.54— Floor Ceiling $8.40—$7.00/ Share $7.00/Share $7.70/Share $8.40/Share $8.87/Share Floating Exchange Ratio 2.2571 2.2571 2.0519 1.8810 1.8810

New Shares Issued—Outstanding 1,809 1,809 1,645 1,508 1,508 New Shares Issued—Warrants 271 271 246 226 226

Total New Shares Issued 2,080 2,080 1,891 1,734 1,734 Seller Ownership 19.12% 19.12% 17.69% 16.46% 16.46%

Deal Value (1) 27,205 29,124 29,124 29,124 30,753

Termination Rights

AFBK may terminate if MBVA average share price is below $6.54 and MBVA does not adjust exchange ratio to meet minimum value of $14.80 MBVA may terminate if MBVA average share price is above $8.87 and AFBK does not accept reduction in exchange ratio to meet $16.68 maximum value

(1)	Deal value assumes 100% exercise of warrants prior to closing

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Other Deal Terms

Millennium Bankshares board will be expanded to add two Albemarle First board members

Albemarle First’s board of directors will stay in place as a local bank board, with 5 Millennium representatives added to ensure consistency with overall corporate goals

Tom Boyd, current Albemarle First President & CEO, received a three-year contract to continue in his current role

A. Preston Moore, Jr., current Albemarle First Chief Lending Officer, received a three-year contract to continue in his current role

Closing is contingent upon Millennium’s satisfaction with the resolution of the Albemarle First’s memorandum of understanding

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Pro Forma Combined – June 30, 2005 (1)

MBVA AFBK Proforma

Fed Funds Sold 4,119 299 4,418

Investment Securities 117,546 17,435 130,622

Loans 292,197 93,670 385,867

Loan Loss Reserve (3,191) (1,339) (4,530)

Acquisition Intangibles —— 17,119

Non-Earning Assets 22,589 11,463 34,052

Total Assets 433,260 121,528 567,548

Deposits 304,514 101,381 405,895

Other Liabilities 3,122 346 3,468

Borrowed Funds 69,548 8,483 78,031

Trust Preferred 8,000 — 18,000

Equity 48,076 11,318 62,154

Total Liabilities and Equity 433,260 121,528 567,548

Equity/Assets 11.10% 9.31% 10.95%

Tangible Equity/Tangible Assets 11.10% 9.31% 7.94%

Book Value Per Share 5.46 5.89

Tangible Book Value Per Share 5.46 4.27

(1) Excludes fair value adjustments. Assumes exchange ratio of 2.0519 with a mix of 50% stock and 50% cash. The actual consideration mix may differ depending on cash elections made by Albemarle First shareholders prior to closing. Cash portion is assumed to be funded from the sale of assets and issuance of Trust Preferred although the ultimate funding for the cash portion may be from other sources depending upon the amount of cash required and general market conditions at the time of closing.

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Pro Forma Deposit Composition – June 30, 2005

Albemarle First Bank

Time > $100K 14.6%

Demand Deposits 13.7%

NOW & Other 16.5%

MMDA & Savings 21.9%

Time < $100K

33.4%

Millennium Bankshares

Time > $100K, 24.8%

Demand Deposits 7.1%

NOW & Other 15.8%

MMDA & Savings 35.0%

Time < $100K 17.3%

Pro Forma Composition

Time > $100K

22.3%

Demand Deposits 8.7%

NOW & Other 16.0%

MMDA & Savings 31.7%

Time < $100K 21.3%

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Pro Forma Loan Composition – June 30, 2005

Albemarle First Bank

Construction 14.8%

Consumer 7.4%

CRE 19.3%

Commercial 23.3%

1-4 Family 35.2%

Millennium Bankshares

Construction 13.5%

Consumer 2.0%

CRE 42.9%

Commercial 7.2%

1-4 Family 34.2%

Pro Forma Composition

Construction 13.9%

Consumer 3.4%

CRE 36.7%

Commercial 11.4%

1-4 Family 34.5%

Millennium Bankshares Investor Presentation

NASDAQ: MBVA

Why Invest in Millennium Bankshares?

Currently located in two of the four most attractive growth markets in Virginia

With the acquisition of Albemarle First, Millennium enters its third attractive growth market

Committed to enhancing profitability

No near term acquisitions or branch openings

Albemarle First acquisition will be accretive to earnings

Strong growth potential with the capital, personnel and corporate overhead in place to support that growth

Senior management team with extensive community banking experience

Carroll C. Markley founded Patriot National Bank in Reston in 1990 and was its President and CEO until its sale in 1997

Millennium Bankshares Investor Presentation

NASDAQ: MBVA